Exhibit 10.10

PATHEON PROPOSAL :ARC-FYM1-0800-0406-R5

1. Parties:	Patheon Inc. (“Patheon”)	ARCA Discovery, Inc. (“Client”)
	7070 Mississauga Road, Suite 350	1400 – 16th Street, Suite 220
	Mississauga, Ontario	Denver, Colorado 80202
Canada

2. Product:	• Bucindolol HCl Tablets (six strengths) (“Product”)

3. Indication:	• Heart Failure

4. Contract:	This Proposal (including the Project Scope, Budget Summary, Standard Terms and Conditions for Pharmaceutical Development Services (“Terms and Conditions”) when accepted by Client shall become a contract binding on the parties (“Contract”).

5. Description of Services:	See Project Scope (Part A).

6. Payment and Currency:	See Budget Summary (Part B).

7. Legal Terms:	See Terms and Conditions (Part C).

8. Effective Date:	, 200

9. Term:	From the Effective Date until completion by Patheon of the pharmaceutical development services (“Services”).

10. Date of Confidentiality Agreement:	March 8, 2006

11. Date of PatheonPartnerTM External User Account / Access Form	, 200 [If applicable]

12. Date:	, 200

Patheon Inc.		ARCA Discovery, Inc.

By:	/s/ Nicholas Dowd	By:	Christopher Ozeroff
Name:	Nicholas Dowd	Name:	Christopher Ozeroff
Title:	V.P. & Controller	Title:	EVP Business Development & GC

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Table of Contents

Part A: PROJECT SPECIFICS AND DETAILS

1.	PROJECT SCOPE	5

2.	PROJECT INITIATION	6

3.	ENVIRONMENTAL, HEALTH AND SAFETY	6

4.	ANALYTICAL DEVELOPMENT	6

	4.1. Cleaning Residuals Assay (Method Evaluation and Validation)	6

	4.2. Drug Product Potency and Related Substances Assay (Method Inter Lab Qualification)	6

	4.3. Drug Product Dissolution Assay – Profile by HPLC (Method Development)	6

	4.4. Drug Product Dissolution Assay – Profile by HPLC (Method Validation – six strengths)	6

5.	FEASIBILITY MANUFACTURING – 3.125, 6.25 AND 12.5 MG	7

6.	FEASIBILITY MANUFACTURING – 25, 50 AND 100 MG	8

7.	CTM / REGISTRATION MANUFACTURING – 3.125, 6.25 AND 12.5 MG	9

8.	CTM / REGISTRATION MANUFACTURING – 25, 50 AND 100 MG	10

9.	STABILITY – CTM / REGISTRATION BATCHES	12

10.	VALIDATION	14

11.	STABILITY – VALIDATION	15

12.	PROJECT SUPPORT	17

13.	HIGH LEVEL TIMELINE	17

14.	GENERAL INFORMATION	18

Standard Assumption:		18

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

PART B: BUDGET SUMMARY

PART C: LEGAL TERMS AND CONDITIONS

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

PART A:

Bucindolol HCl Tablets (six strengths)

Technology Transfer

For

ARCA Discovery, Inc.

Proposal No.: ARC-FYM1-0800-0406-R5

Dated: 21-September-2006

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

The proposal outlines the Services that Patheon is proposing to perform for the Client relating to the Product. The initial sections describe the Services to be performed by Patheon that address Client’s specific project requirements. The section below entitled General Information provides additional background information on pharmaceutical development services by Patheon. The check boxes under the General Information section will indicate whether or not a particular item is applicable to this specific project.

1.	Project Scope

For general information on the pharmaceutical development services provided by Patheon please refer to the section below entitled “General Information”.

Patheon will perform the following activities to support the Technology Transfer of Bucindolol HCl Tablets (six strengths):

•	Project Initiation

•	Environmental, Health and Safety

•	Analytical Services

•	Manufacturing

•	Stability

•	Validation

This proposal has been adjusted to reflect a campaign of three common granulation batches, each compressed into 2 or 3 strengths for a total of 5 or 7 lots required for registration (per campaign price).

In order to support the technology transfer the following capital expenditures need to be made at the sole expense of the Client:

•	Blister tooling ~$30,000 per set x 1 set = $30,000

•	Compressing tooling ~$7,000 per round set

                        ~$14,000 per shaped set

All estimated costs are quoted in USD. A 15% handling fee will not be applied to tooling and change parts (only applicable to project consumables.

Prior to expanding the capital expenditures, the Client shall pre-pay Patheon for all costs of the capital expenditures. Therefore, Patheon shall order the necessary equipment and provide invoices to the Client for the costs of the equipment.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

In the budget summary, a rebate of $100,000 USD over first 20 commercial batches is applied at the validation stage. A 10% discount is applied to each milestone.

2.	Project Initiation

Project Initiation Fee covers a series of activities at the start of a project that are performed by cross functional team members.

3.	Environmental, Health and Safety

Active Pharmaceutical Ingredient(s):

•	Bucindolol HCl

•	Patheon’s preliminary categorization = Category 2

Prior to the commencement of analytical method development, formulation development and manufacturing activities, a thorough review by Patheon of the Environmental, Health and Safety (EH&S) requirements for Drug Substance will be completed. The Budget Summary for this Project Scope assumes that the EH&S review will determine that Drug Substance can be safely handled at Patheon. A summary report of the evaluation will be provided to the Client.

4.	Analytical Development

Patheon will perform method evaluation, validation and inter-laboratory qualification for the Client.

A protocol and report will be generated for each method to support the analytical work.

Analytical Methods

4.1.	Cleaning Residuals Assay (Method Evaluation and Validation)

4.2.	Drug Product Potency and Related Substances Assay (Method Inter Lab Qualification)

4.3.	Drug Product Dissolution Assay – Profile by HPLC (Method Development)

4.4.	Drug Product Dissolution Assay – Profile by HPLC (Method Validation – six strengths)

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

5.	Feasibility Manufacturing – [ * ], [ * ] and [ * ] mg

Patheon will manufacture:

•	Bucindolol HCl Tablets ([ * ], [ * ] and [ * ] mg strengths)

•	One (1) batch compressed into three (3) tablet strengths

•	Approximately [ * ] kilograms

•	Common blend approach for three (3) strengths

•	Excipients released as per USP/NF

•	Batch record

•	Bulk packaged

•	cGMP conditions

•	No QA review

Feasibility Manufacturing Process Train:

•	Blender

•	Tablet Press

•	Tablet Coater

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required, these will be considered as additional activities for which a separate costing will be provided to the Client.

Testing (one set of analysis):

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

In-Process Testing:

•        Blend Homogeneity

(One blend, 10 samples)

•        Flow Properties

•        Bulk and Tap Densities

(Including one sieve analysis)

•        Moisture (LOD or KF)

•        Physical Parameters (ie. appearance, weight, weight variation, hardness, thickness, disintegration, friability for beginning, middle and end run)

Finished Product Testing per strength: • Content Uniformity (as per USP) • Potency and Related Substances • Dissolution (profile) • Moisture (LOD or KF)

6.	Feasibility Manufacturing – [ * ], [ * ] and [ * ] mg

Patheon will manufacture:

•	Bucindolol HCl Tablets ([ * ], [ * ] and [ * ] strengths)

•	One (1) batch compressed into three (3) tablet strengths

•	Approximately [ * ] kilograms

•	Common blend approach for three (3) strengths

•	Excipients released as per USP/NF

•	Batch record

•	Bulk packaged

•	cGMP conditions

•	No QA review

•	Manufacturing report

Feasibility Manufacturing Process Train:

•	Blender

•	Tablet Press

•	Tablet Coater

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required, these will be considered as additional activities for which a separate costing will be provided to the Client.

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Testing (one set of analysis):

In-Process Testing:

•        Blend Homogeneity

(One blend, 10 samples)

•        Flow Properties

•        Bulk and Tap Densities

(Including one sieve analysis)

•        Moisture (LOD or KF)

•        Physical Parameters (ie. appearance, weight, weight variation, hardness, thickness, disintegration, friability for beginning, middle and end run)

Finished Product Testing per strength: • Content Uniformity (as per USP) • Potency and Related Substances • Dissolution (profile) • Moisture (LOD or KF)

7.	CTM / Registration Manufacturing – [ * ], [ * ] and [ * ] mg

Patheon will manufacture:

•	Bucindolol HCl Tablets ([ * ], [ * ] and [ * ] mg strengths)

•	One (1) batch compressed into three (3) strengths

•	Approximately [ * ] kilograms

•	Common blend approach for three (3) strengths, compressed as follows:

•	[ * ] mg – 3 batches

•	[ * ] mg – 2 batches

•	[ * ] mg – 2 batches

•	Excipients release as per USP/NF

•	Batch record

•	Packaged into PVC/PVDC blister, HDPE bottles (two counts – to be determined)

•	cGMP conditions

•	QA review

CTM / Registration Manufacturing Process Train:

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

•	Blender

•	Tablet Press

•	Tablet Coater

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required, these will be considered as additional activities for which a separate costing will be provided to the Client.

Testing (one set of analysis):

In-Process Testing:

•        Blend Homogeneity

(One blend, 10 samples)

•        Flow Properties

•        Bulk and Tap Densities

(Including one sieve analysis)

•        Moisture (LOD or KF)

•         Physical Parameters (ie. appearance, weight, weight variation, hardness, thickness, disintegration, friability for beginning, middle and end run)

Finished Product Testing per lot: • Content Uniformity (as per USP) • Potency and Related Substances • Dissolution (profile) • Moisture (LOD or KF)

8.	CTM / Registration Manufacturing – [ * ], [ * ] and [ * ] mg

Patheon will manufacture:

•	Bucindolol HCl Tablets ([ * ], [ * ] and [ * ] mg strengths)

•	One (1) batch compressed into three (3) strengths

•	Approximately [ * ] kilograms

•	Common blend approach for three (3) strengths, compressed as follows:

•	[ * ] mg – 3 batches

•	[ * ] mg – 2 batches

•	[ * ] mg – 2 batches

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

•	Excipients release as per USP/NF

•	Batch record

•	Packaged into PVC/PVDC blister, HDPE bottles (two counts – to be determined)

•	cGMP conditions

•	QA review

•	Manufacturing report

CTM / Registration Manufacturing Process Train:

•	Blender

•	Tablet Press

•	Tablet Coater

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required, these will be considered as additional activities for which a separate costing will be provided to the Client.

Testing (one set of analysis):

In-Process Testing:

•        Blend Homogeneity

(One blend, 10 samples)

•        Flow Properties

•        Bulk and Tap Densities

(Including one sieve analysis)

•        Moisture (LOD or KF)

•         Physical Parameters (ie. appearance, weight, weight variation, hardness, thickness, disintegration, friability for beginning, middle and end run)

Finished Product Testing per lot: • Content Uniformity (as per USP) • Potency and Related Substances • Dissolution (profile) • Moisture (LOD or KF)

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

9.	Stability – CTM / Registration Batches

The proposed stability program is based on three (3) registration batches per strength (six strengths) packaged into three (3) configurations. Alternative approaches can be discussed with the Client.

Bracket/Matrix Proposal for Bucindolol HCl Tablets

Batch		1									2									3
Strength (mg)		[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)
Container (Note 2)		C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3
Schedule		T1	T2	T3				T3	T1	T2	T2	T3	T1				T1	T2	T3	T3	T1	T2				T2	T3	T1
Time Point (Months)	0	X	X	X				X	X	X	X	X	X				X	X	X	X	X	X				X	X	X
	3	X	X						X	X	X		X				X	X			X	X				X		X
	6		X	X				X		X	X	X						X	X	X		X				X	X
	9	X		X				X	X			X	X				X		X	X	X						X	X
	12	X	X	X				X	X	X	X	X	X				X	X	X	X	X	X				X	X	X
	18	X							X				X				X				X							X
	24		X	X				X		X	X	X						X	X	X		X				X	X
	36	X	X	X				X	X	X	X	X	X				X	X	X	X	X	X				X	X	X

*	This design is recommending a combined bracketed and matrixed approach. A full study program would require 54 lots with 8 pull points for a total of 432 analytical samples. This design reduces it to 36 lots because of the bracket design. With 8 pull points, this would give a total of 288 analytical samples which is equivalent to a reduction of about 33%.

The matrix design reduces the number of pull points to 6 which leads to a total of 216 analytical samples - equivalent to a reduction of about 50%. It is clear that the majority of this reduction arises from the bracketing.

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

One reason for this is that it is mandatory that every sample be tested at T=0 and T=36 months (end of shelf life). In addition it is assumed that an NDA will be filed at 12 months and so every sample must be tested at this time point. If a different filing date is intended, the matrix can be modified accordingly.

In order to justify any such reduced study design, it is important that the client has stability data already available on this product (or one that is very similar and the data indicate that this product undergoes little or no change and that there is little or no variance in the analytical data).

It is also recommended that the design be discussed with appropriate Regulatory Agencies prior to commencement to ensure that they will accept it.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Testing per sample:

•	Potency and Related substances

•	Dissolution (profile)

•	Physical testing including appearance

10.	Validation

Patheon will complete:

•	Validation activities on 14 validation batches

•	[ * ] mg – 3 batches

•	[ * ] mg – 2 batches

•	[ * ] mg – 2 batches

•	[ * ] mg – 2 batches

•	[ * ] mg – 2 batches

•	[ * ] mg – 3 batches

•	Protocols prepared for the Master Validation plan, processing validation, packaging validation, equipment qualification/validation and cleaning validation

The scope and degree of the validation will be discussed and approved by the Client before proceeding. Since final validation approach has not yet been defined, a typical costing has been presented for review. A final budget cost will be proposed to the Client once a validation protocol has been agreed upon.

Validation costs listed in this proposal are for validation of 14 commercial batches. Manufacturing costs for the validation batches are additional and will be based on commercial rates.

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

11.	Stability – Validation

The proposed stability program is based on three (3) registration batches per strength (six strengths) packaged into three (3) configurations. Alternative approaches can be discussed with the Client.

Bracket/Matrix Proposal for Bucindolol HCl Tablets

Batch		1									2									3
Strength (mg)		[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)			[ * ] (Note 1)
Container (Note 2)		C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3	C1	C2	C3
Schedule		T1	T2	T3				T3	T1	T2	T2	T3	T1				T1	T2	T3	T3	T1	T2				T2	T3	T1
Time Point (Months)	0	X	X	X				X	X	X	X	X	X				X	X	X	X	X	X				X	X	X
	3	X	X						X	X	X		X				X	X			X	X				X		X
	6		X	X				X		X	X	X						X	X	X		X				X	X
	9	X		X				X	X			X	X				X		X	X	X						X	X
	12	X	X	X				X	X	X	X	X	X				X	X	X	X	X	X				X	X	X
	18	X							X				X				X				X							X
	24		X	X				X		X	X	X						X	X	X		X				X	X
	36	X	X	X				X	X	X	X	X	X				X	X	X	X	X	X				X	X	X

*	This design is recommending a combined bracketed and matrixed approach. A full study program would require 54 lots with 8 pull points for a total of 432 analytical samples. This design reduces it to 36 lots because of the bracket design. With 8 pull points, this would give a total of 288 analytical samples which is equivalent to a reduction of about 33%.

The matrix design reduces the number of pull points to 6 which leads to a total of 216 analytical samples - equivalent to a reduction of about 50%. It is clear that the majority of this reduction arises from the bracketing.

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

One reason for this is that it is mandatory that every sample be tested at T=0 and T=36 months (end of shelf life). In addition it is assumed that an NDA will be filed at 12 months and so every sample must be tested at this time point. If a different filing date is intended, the matrix can be modified accordingly.

In order to justify any such reduced study design, it is important that the client has stability data already available on this product (or one that is very similar and the data indicate that this product undergoes little or no change and that there is little or no variance in the analytical data).

It is also recommended that the design be discussed with appropriate Regulatory Agencies prior to commencement to ensure that they will accept it.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Testing per sample:

•	Potency and Related substances

•	Dissolution (profile)

•	Physical testing and appearance

12.	Project Support

Patheon will provide project management support to monitor the progress of the project against established timelines and will provide the Client with frequent updates. The project manager will coordinate regular biweekly teleconference meetings and quarterly face-to-face meetings. The fee for project management is incorporated in the breakdown cost for each activity in the Budget Summary.

13.	High Level Timeline

The attached High Level Timeline is presented at this stage as a projected estimate of the duration and achievable milestones, based upon Patheon’s experience and history. The High Level Timeline should not be taken as part of an agreed legal deliverable of this proposal.

Once the project has been awarded to Patheon and the relevant legal documentation is in place, a revised Timeline detailing set milestones and duration of deliverables will be agreed upon between Patheon and the Client. The revised Timeline would likely have a similar duration and would be based upon resources and the availability of manufacturing time at the initiation of the project.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

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Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

14.	General Information

This section provides additional background information on the pharmaceutical development services performed by Patheon, The check boxes below indicate whether or not a particular item is applicable to the project described above.

Standard Assumption:

1.	The approach used would be outlined in a more detailed protocol prepared by Patheon and on request approved by the Client. Further studies may be required in the later development stages of the project. Where required these would be discussed and agreed separately with the Client.

2.	It is assumed that the drug substance and/or formulation does not absorb/adsorb to any metal, glass or other components used during the processing and analytical testing of the batch. The fees for any investigational work associated with drug substance and/or formulation interacting with components are not included within this proposal.

3.	The identification of unknown impurities detected during the study is not included as part of this proposal.

A) Project Initiation

☒	Applicable	☐	Not Applicable

The Project Initiation Fee covers a series of activities at the start of a project. These activities include (but are not limited to) scientific review of Client documentation, literature research and review, procurement of project specific equipment and tooling, analytical method research and attendance by cross functional team members for initial Client “kick-off “ meetings.

B) Environmental, Health & Safety

☒	Applicable	☐	Not Applicable

If it is determined by Patheon’s Environmental Health and Safety personnel that any of the active ingredients are a Category III or Category IV compound (an occupational exposure level) then an air sampling method will be required at Client’s expense prior to commercialization. Patheon reserves the right, in its sole and absolute discretion, to conduct an air sampling method on Category I and II compounds, at such price and upon such terms as may be mutually agreed to between the parties prior to commercialization.

Prior to commercialization, Patheon will evaluate the Product and the proposed launch volume and, at the Client’s request, select the appropriate Patheon facility for commercialization. The Patheon facility used for performance of the Services will not necessarily be the facility available for commercialization.

Patheon will not receive any active pharmaceutical ingredients (API) from the Client until a MSDS has been received, Patheon has completed the categorization of the API and that the Client has completed and returned the EH&S Survey to Patheon.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

C) Analytical Development

Analytical Protocols and Reports

☒	Applicable	☐	Not Applicable

Analytical protocols will be drafted by Patheon for validation activities only and submitted to the Client for approval prior to execution with the exception of the Cleaning Residuals Assay, which will be approved internally by Patheon. No protocols will be issued for method development activities. Upon completion of the development activities, a summary of the data will be provided to the Client. The analytical methods have been based upon HPLC unless otherwise stated.

An analytical report will be provided to the Client once the method validation is complete. If method validation is not specified in the title of an analytical method under this Project Scope, then the validation of such analytical method is not included in this Project Scope and the additional method validation costs will be quoted separately by Patheon.

API Receipt and Release

☒	Applicable	☐	Not Applicable

Patheon will receive and release the active pharmaceutical ingredients (API) for Clinical Trial Material (CTM) manufacture based on the following: (i) Identification testing; and (ii) the accompanying Certificate of Analysis (COA) from the API Vendor (Client qualified) and COA from the Client.

Reference Standards for Drug Substances and Related Substances

☒	Applicable	☐	Not Applicable

The Client shall provide Patheon with accurate, appropriate, sufficient and the most current applicable reference standards (such as USP, NF, BP, EP, and JP for the drug substances and related substances to complete the scope of work outlined herein.

Method Development

☐	Applicable	☒	Not Applicable

Patheon will develop the test method required to support the Project. The method development will cover the sample preparation procedures, HPLC conditions, calibration procedures, specificity, detection limit (if applicable), quantitation limit (if applicable), accuracy and repeatability.

Forced Degradation Study

☐	Applicable	☒	Not Applicable

In order to assess whether the drug substance or drug product potency assay is suitable for use as stability–indicating assay, a series of experiments will be performed to study degradation. The drug substance or drug product will be treated with acidic, basic, oxidative, light and thermal conditions, the stressed samples will be analyzed by the potency method using DAD and ensure that the active peak is pure from peak purity assessment. If the peak purity fails, the method needs to be redeveloped for stability-indicating, and a change of scope will be issued.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Drug Product Dissolution Assay by HPLC (Method Development)

☐	Applicable	☒	Not Applicable

Patheon will develop the assay required for testing dissolution of the drug product. The development will challenge the following parameters:

• Sink condition • Selection of medium, apparatrus speed • Optimization of medium conc. & pH • System suitability	• Specificity • Accuracy • Repeatability

Interlab Qualification

☒	Applicable	☐	Not Applicable

Inter-Laboratory Qualification involves the comparison of two different series of laboratory analyses for the same lot of material/product. This verifies that both laboratories (i.e., the originating and receiving laboratories) are following the same procedure accurately and producing results that are precise and equivalent. The Client needs to provide to Patheon the method validation report. The following parameters will be performed at both Patheon and the originating laboratory:

• System Suitability • Stability of Standard and Sample Solution • Repeatability	• Quantitation Limit (if applicable) • Detection Limit (if applicable)

Method Transfer

☐	Applicable	☒	Not Applicable

Method Transfer is an on site validation process in the receiving laboratory, which verifies that method performs in the receiving laboratory in an equivalent manner to the originating laboratory. The Client needs to provide to Patheon the method validation report. The following parameters will be performed at Patheon as the receiving laboratory:

• System Suitability • Linearity • Stability of Standard and Sample Solutions	• Repeatability • Quantitation Limit (if applicable) • Detection Limit (if applicable)

Method Evaluation

☒	Applicable	☐	Not Applicable

Patheon will evaluate the test method(s) required to support the Project. Method evaluation will cover the sample preparation procedures, HPLC conditions, calibration procedures, specificity, accuracy, repeatability and detection/quantitation limits (if appropriate). If the method(s) is/are deemed unsuitable, new method(s) will be developed and billed as a change of scope

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

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Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Method Validation Phase Levels

Patheon will validate the test method required to support the Project. The validation will challenge the following parameters based on the Project Clinical Phase Level:

Phase I

☐	Applicable	☒	Not Applicable

• System Suitability • Linearity • Specificity • Range • Accuracy	• Repeatability • Solution Stability • Quantitation Limit (if applicable) • Detection Limit (if applicable)

Phase II

☐	Applicable	☒	Not Applicable

• System Suitability • Linearity • Specificity • Range • Accuracy	• Intermediate Precision • Repeatability • Solution Stability • Quantitation Limit (if applicable) • Detection Limit (if applicable)

Phase III

☒	Applicable	☐	Not Applicable

• System Suitability • Linearity • Specificity • Range • Accuracy • Intermediate Precision	• Repeatability • Solution Stability • Robustness • Quantitation Limit (if applicable) • Detection Limit (if applicable)

D) Microbiology

☐	Applicable	☒	Not Applicable

The cost allocated to this Service in the Budget Summary of Part B is the per sample price and will vary depending on the number of samples required for method validation. If a worst case scenario approach were taken, the cost would be based upon testing MLT and PET (if applicable) at two dilutions and/or the usage of the largest volume of diluent(s) based on specification. Testing will be done in compliance with the applicable Pharmacopeia (ie. USP/NF, EP, JP etc.). Client will be billed based on the actual number of samples required in order to successfully validate the Product.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

E) Stability

☒	Applicable	☐	Not Applicable

The analytical data used for the release of each lot manufactured at Patheon will be considered as initial (T=0) data if the stability study commences not more than 1 month after release testing.

Cost efficiencies for analytical testing have been built into the stability program based upon the number of samples pulled in a given month. The cost for this stability program assumes that all lots will be placed on stability at the same time. If these lots are not placed on stability at the same time, the cost will be adjusted accordingly through a Change of Scope Agreement.

F) Formulation Development, Manufacturing, Protocols and Reports

☐	Applicable	☒	Not Applicable

Formulation Development

The approach used in formulation development would be outlined in a detailed protocol prepared by Patheon and approved by the Client. The formulation development studies would be conducted using suitable laboratory scale equipment. If stated in the formulation development section, drug product will be hand packaged into suitable containers for the stability study.

Prototype Manufacturing

Manufacturing batch records that specify the manufacturing procedures and acceptance criteria will be prepared by Patheon and submitted to the Client for information.

Report

Upon completion of the manufacturing activities, a formulation development report (one formulation development report would include all formulation development activities up until and including prototype batch manufacture) will be provided to the Client for review and approval.

G) Manufacturing Validation

Master Validation Plan

☒	Applicable	☐	Not Applicable

This high level document outlines the planned validation activities. The price includes protocol generation and approval. For multiple strengths, a single master validation plan is typically generated.

Process Validation

☒	Applicable	☐	Not Applicable

The process validation includes the generation and approval of the process validation protocol, execution of the validation batches, and the generation and approval of a final process validation report. Three batches per strength are to be manufactured. For multiple strengths, separate protocols and reports will be generated. The specific testing plan for a process validation is not known at the time of quotation, therefore the pricing is based on the following assumptions for testing and sampling of solid dose products on a per batch basis. Blender and drums: blend uniformity (up to a total of 24 samples),

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

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Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

physical blend testing (bulk/tapped density, sieve analysis); Cores: Beginning, middle and end (30 cores for content uniformity), ID, appearance, dissolution, water content; Coated Tablets (one coating pan): release testing per pan, (ID, appearance, potency, content uniformity, related substances, dissolution, weight variation, water content, micro).

For liquids and semi-solids, it is assumed that the testing consists of the following: ID, appearance, blend homogeneity, potency and related substances, viscosity, foreign particulate testing, specific gravity and micro. These tests could be performed on the primary finished pack (eg uniformity within a filled tube).

Packaging Validation

☒	Applicable	☐	Not Applicable

The packaging validation includes the generation and approval of the packaging validation protocol, execution time for the validation batches, and the generation and approval of a final packaging validation report. Packaging validation is a standard solid dose or semi-solid/liquid into a single SKU (stock keeping unit), and that three batches are to be packaged per SKU. For additional strengths or SKUs, it is assumed that there will be a separate protocol and report generated. It is assumed that for analytical tests, only identification will be required during the packaging activities. Packaging validation will analyze for fill count, fill volume, labeling, lot numbering and expiration date printing, cartoning, tube crimping, tube seal, bottle/cap seal etc.

Bulk Hold Time Study

☐	Applicable	☒	Not Applicable

The bulk hold time study includes the generation and approval of a protocol, the execution of the protocol, and the generation and approval of a final report. It is assumed that the study will be conducted for one strength, for each of the blend (solid or liquid/semi solid), cores and coated tablets. Three time points is assumed for the study and that the testing will consist of the following: Blend: potency and related substances; Cores: Appearance, dissolution, water content, potency and related substances Coated Tablets: ID, appearance, potency and related substances, dissolution, weight variation, water content, micro.

Cleaning Validation

☒	Applicable	☐	Not Applicable

The cleaning validation includes the generation and approval of a protocol, execution and the generation and approval of a final cleaning validation report. It is assumed that 3 separate trials will be required for the study, and that each trial will cover up to 16 pieces of equipment (analyzed in 4 groups of 4 pieces of equipment).

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

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Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

Part B: Budget Summary

Once a project has been awarded to Patheon, a detailed budget will be presented to the Client that will include a budget breakdown by milestones and Unique Identity Numbers for billing.

[ * ]

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

ARCA Discovery, Inc.

Bucindolol HCl Tablets (six strengths) - Technology Transfer

CONFIDENTIAL

Patheon Proposal # ARC-FYM1-0800-0406-R5

21-September-2006

PART C

STANDARD TERMS AND CONDITIONS

FOR PHARMACEUTICAL DEVELOPMENT SERVICES

1.	Services:

(a)	Patheon agrees to perform the pharmaceutical development services described in the Project Scope (“Services”).

(b)	Parties must agree on changes, deletions or additions to the Services (“Changes”).

(c)	Minor Changes shall be confirmed by electronic mail, facsimile or other written document. Significant Changes (such as a request by the Client to change the Project Scope) shall be confirmed by a Change of Scope Agreement.

2.	Payment and Deposit:

A.	Payment

(a)	Client shall pay Patheon for the Services as outlined in this Contract and for any Changes which shall be invoiced separately at Patheon’s then prevailing hourly rates.

(b)	If Client causes any delay to Patheon’s provision of Services for reason within its control (such as a delay in responding to a Patheon inquiry or a delay in the delivery of the active pharmaceutical ingredient (“API”)), then Patheon shall be entitled to charge the Client for any additional costs incurred in the provision of the Services as a result of the delay.

(c)	Patheon invoices may be issued upon completion of each milestone set out in the Budget Summary and shall be due and payable within 30 days of receipt of such invoice. Client may request that Patheon forward each invoice to the facsimile number and/or email address stipulated by the Client from time to time. Interest on past due accounts will accrue at a rate of 2% per month.

(d)	Prior to the commencement of any Services by Patheon pursuant to this Contract, Client shall pre-pay to Patheon the amount of the estimated billings related to such Services. Patheon will provide estimates of the monthly billings to the Client and update such estimates as required. On or before the first day of each month during the term of this Contract, Client shall forward to Patheon payment for the estimated monthly billings for that particular month. To the extent that such estimated monthly billings are increased by Patheon following payment thereof, Client shall promptly forward to Patheon payment for the amount of such increase. These pre-payment amounts will be credited toward monthly invoices until the Services, as modified from time to time, are fully completed or until this Contract expires or is terminated for whatever reason. All pre-payments shall be adjusted in the final invoice under this Contract. Patheon may, at its option, suspend, from time to time, all Services until such time as the pre-payment amounts due have been received in full by Patheon.

3.	Supply of API and Materials:

(a)	Client shall, at its expense, supply Patheon with sufficient quantities of the API for Patheon’s use in performing the Services.

(b)	The costs of all third party suppliers’ fees and the purchase of project specific items (such as raw materials, excipients, packaging, special equipment, change parts, laboratory columns and reagents, reference standards including those under the applicable United States Pharmacopoeia, the National Formulary, the British Pharmacopoeia, the European Pharmacopoeia or the Japanese Pharmacopoeia) necessary for Patheon to perform the Services shall be purchased by Patheon and charged to Client at Patheon’s cost plus an additional 15% as a handling charge. Notwithstanding anything to the contrary contained herein, Patheon acknowledges and agrees that it will not charge Client an additional 15% handling charge on any purchase of tooling required for the Services performed herein.

(c)	If applicable, Patheon and the Client will cooperate and provide such assistance to each other as may be reasonably necessary to permit the import of the API and other materials into the country where the Services will be performed.

4.	Termination:

(a)	Either party may terminate this Contract if the other party is in material breach of any provisions of this Contract and the other party fails to remedy such breach within 30 days of the date of notice of such breach by the non-breaching party.

(b)	Client may terminate this Contract immediately for any business reason.

(c)	Any re-scheduling of any part of the Services beyond 120 days requested by Client shall, at Patheon’s option, be deemed to be a termination of the Contract.

(d)	Upon completion or expiry of the Contract or if the Client terminates the Contract for any business reason or if Patheon terminates the Contract because of: (i) Client’s failure to cure any default within the 30 day notice period; or (ii) Client rescheduling any part of the Services beyond the 120 days, then Client shall pay to Patheon:

•	any fees and expenses due to Patheon for the Services rendered up to the date of completion, expiry or termination;

•

all reasonable actual costs incurred by Patheon to complete activities associated with the completion, expiry or termination and close of the Services rendered up to the date of completion, expiry or termination including, without limitation disposal fees that may be payable in respect of any materials and supplies owned by the Client to be disposed of by Patheon; and

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Patheon Proposal # ARC-FYM1-0800-0406-R5

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•	any reasonable additional costs incurred by Patheon in connection with the Services that are required to fulfill applicable regulatory and contractual requirements.

(e)	Client shall arrange for the pickup from the Patheon site of all materials and supplies owned by Client within 10 business days after the earlier of the completion, termination or expiration of this Contract. Patheon shall charge a $30.00 per square foot per month storage fee for all materials and supplies stored at the Patheon site after the tenth business day following the completion, termination or expiration of the Contract.

5.	Intellectual Property:

(a)	The term “Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, trade secrets, inventions, copyright, industrial designs and know-how.

(b)	For the term of this Contract, Client hereby grants to Patheon, a non-exclusive, paid-up, royalty-free, non-transferable license of Client’s Intellectual Property which Patheon must use in order to perform the Services, which license Patheon may use only for the performance of the Services hereunder.

(c)	All Intellectual Property generated or derived by Patheon in the course of performing the Services, to the extent it is specific to the development, manufacture, use and sale of the Client’s Product that is the subject of the Services, shall be the exclusive property of Client.

(d)	All Intellectual Property generated or derived by Patheon in the course of performing the Services which are not specific to, or dependent upon, Client’s Product and which have application to manufacturing processes or formulation development of drug products or drug delivery systems shall be the exclusive property of Patheon. Patheon hereby grants to Client, a non-exclusive, paid-up, royalty-free, transferable license of such Intellectual Property which Client may use for the manufacture of Client’s Product.

6.	Indemnity:

A.	Indemnification by Client

Subject to Sections 6B and 6C(c), Client shall defend, indemnify and hold Patheon, its affiliates and their respective directors, officers, employees and agents (collectively, “Patheon Indemnitees”) harmless from and against any and all third-party actions, causes of action, costs (including reasonable legal fees), claims, damages, liabilities and expenses (collectively, “Losses”) relating to or arising from:

•

the manufacture (except as may be contemplated by the Services) or distribution of the Client’s Product or the use of the Client’s Product by patients either as part of or outside of the scope of any clinical trials;

•	the performance of the Services in accordance with the terms of this Contract;

•	any misrepresentation, negligence or willful misconduct by Client or any of its affiliates and their respective directors, officers, employees and agents (collectively, “Client Indemnitees”);

•	any breach by the Client of the Client’s obligations or warranties under this Contract; or

•	any claim of infringement or alleged infringement of any third party’s intellectual property rights in respect of the Client’s Product.

This indemnity shall not apply to the extent that such Losses are:

•	determined to have resulted from the negligence or willful misconduct of Patheon; or

•	for which Patheon is obligated to indemnify the Client Indemnitees pursuant to Section 6B.

B.	Indemnification by Patheon

Subject to Sections 6A and 6C(c), Patheon shall defend, indemnify and hold the Client Indemnitees harmless from and against any and all Losses resulting from, relating to or arising from the breach by Patheon of any of its obligations or warranties under this Contract except to the extent that such Losses are:

•	determined to have resulted from the negligence or willful misconduct of Client; or

•	for which Client is obligated to indemnify the Patheon Indemnitees pursuant to Section 6A.

C.	Limitation of Liability

(a)	If Patheon fails to materially perform any part of the Services in accordance with the terms of this Contract, then Client’s sole remedy, subject to subparagraph (b), shall be to request Patheon to:

•	repeat that part of the Service at Patheon’s costs provided that Client provides the API; or

•	reimburse Client for the price for that part of the Service, excluding the cost of the API.

(b)	Under no circumstances whatsoever shall Patheon reimburse Client for the cost of the API unless the loss of API occurred through the negligence or willful misconduct of Patheon, provided, however, that in no case shall Patheon liability for the loss of API exceed the total amount of $40,000 in any and all circumstances. Client acknowledges that the Services involve scientific experiments that require the use of judgment and any loss of API in exercising such judgment shall not be regarded as loss due to Patheon’s negligence or willful misconduct.

(c)	Under no circumstances whatsoever shall either party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for (i) any (direct or indirect) loss of profits, of production, of anticipated savings, of business or goodwill or (ii) any other liability, damage, cost or expense of any kind incurred by the other party of an indirect or consequential nature, regardless of any notice of the possibility of such damages.

D.	No Warranty

PATHEON MAKES NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS CONTRACT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY IN RESPECT OF THE CLIENT’S PRODUCT.

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Patheon Proposal # ARC-FYM1-0800-0406-R5

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7.	Regulatory Filings:

(a)	Client shall have the sole responsibility for filing of all documents with the applicable regulatory authority (such as the United States Food and Drug Administration (“FDA”), the Health Products and Food Branch of Health Canada or the European Medicine Evaluation Agency) (the “Regulatory Authority”) and to take any other actions that may be required for the receipt of approval from the Regulatory Authority for the commercial manufacture of the Client’s Product.

(b)	At least 21 days prior to filing any documents with the Regulatory Authority that incorporate data generated by Patheon, Client shall provide Patheon with a copy of the documents incorporating such data so as to give Patheon the opportunity to verify the accuracy and regulatory validity of such documents as it relates to the Patheon-generated data.

(c)	If Patheon is selected as the commercial site of manufacture of the Product which is the subject of the Services under this Contract, then at least 21 days prior to filing with the Regulatory Authority any documentation which is or is equivalent to the FDA’s Chemistry and Manufacturing Controls (“CMC”) portion of the New Drug Application or of the Abbreviated New Drug Application, as the case may be, Client shall provide Patheon with a copy of the CMC portion as well as all supporting documents which have been relied upon to prepare the CMC portion. Such disclosure shall permit Patheon to verify that the CMC portion accurately describes the Services that Patheon has performed and the manufacturing processes that Patheon will perform pursuant to this Contract.

8.	Shipping (if applicable):

Shipments (if applicable) of Client’s Product shall be made EXW (as defined in INCOTERMS 2000) Patheon’s shipping point unless otherwise mutually agreed. Risk of loss or of damage to such Product shall transfer to the Client when the Product is loaded onto the carrier’s vehicle by Patheon for shipment at the EXW point. The Product shall be transported in accordance with the Client’s instructions.

9.	Miscellaneous:

A.	Assignment

Neither this Contract, nor any of either party’s rights hereunder, may be assigned or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

B.	Force Majeure

Except for payment obligations, neither party will be responsible for delay or failure in performance resulting from acts beyond the reasonable control and without the fault or negligence of such party, including, but not limited to, strikes or other labour disturbances, lockouts, quarantines, communicable disease outbreaks, riots, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, defective equipment, lack of or inability to obtain fuel, power or components or compliance with any order or regulation of any government entity.

C.	Survival

Any termination or expiration of this Contract shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the parties may have under this Contract. The Confidentiality Agreement and sections 4, 5, 6 and 7 of the Contract shall survive the expiration or termination of this Contract.

D.	Independent Contractors

The parties are independent contractors and this Contract shall not be construed to create between Patheon and the Client any other relationship such as, by way of example only, that of employer-employee, principal, agent, joint-venturer, co-partners or any similar relationship.

E.	Confidentiality

The Confidentiality Agreement entered into between the parties shall apply to all confidential information about the parties and the Services to be conducted under this Contract and such Confidentiality Agreement is deemed to be incorporated herein by reference. If the Confidentiality Agreement expires or terminates prior to the expiration or termination of this Contract, then the terms of the Confidentiality Agreement shall nonetheless continue to govern the parties’ obligations of confidentiality for the term of this Contract and for 5 years thereafter.

F.	Patheon PartnerTM

In order to participate in the PatheonPartnerTM program, Client must submit a completed PatheonPartnerTM External User Account/Access Form to its Patheon project manager. If applicable, the PatheonPartnerTM External User Account/Access Form signed by the Client shall apply to the Client’s use of the PatheonPartnerTM website in respect of the Services.

G.	Other Terms

No terms, provisions or conditions of any purchase order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties or obligations of the parties, or otherwise modify, this Contract, regardless of any failure of Client or Patheon to object to such terms, provisions, or conditions unless such document specifically refers to this Contract and is signed by both parties.

H.	Insurance

Each party shall maintain during the term of this Contract general liability and product liability insurance. Either party may request evidence of such insurance.

I.	Entire Agreement

This Contract constitutes the complete agreement between the parties with respect to this subject matter and supersedes all other prior agreements and understandings, whether written or oral. Any modifications, amendment or supplement to this Contract must be in writing and signed by authorized representatives of both parties.

J.	Facsimile

This Contract may be signed in counterparts and by facsimile.

K.	Choice of Law

This Contract is governed by the laws of the State of Delaware applicable therein, without regard to any conflicts-of-law principle that directs the application to another jurisdiction’s law.

[ * ]

[*]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

CONFIDENTIAL